UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 26, 2008

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

On November 26, 2008, Taxi Medallion Loan Trust II (the “Trust”), an indirect wholly-owned subsidiary of Medallion Financial Corp. (the “Company”), entered into an amendment (the “Amendment”) which amended the Loan and Security Agreement, dated December 19, 2006 (the “Credit Agreement”), by and between the Trust, Citicorp North America, Inc. (“CNAI”) as Administrative Agent, Citibank N.A. as the committed institutional lender and Charta LLC as the conduit lender. Under the terms of the Amendment, the term of the Credit Agreement was extended to November 25, 2009 and the maximum commitment amount of the credit facility will be decreased to $225 million on December 26, 2008. If the Trust does not decrease the outstanding principal amount below $225 million by December 26, 2008, then all payments received by the Trust will be amortized against the outstanding principal until such time as the outstanding principal amount falls below $225 million.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 8.01	OTHER EVENTS.

The Company issued a press release to the news media announcing, among other things, the Company’s renewal of its credit facility with CNAI.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Amendment No. 2 to Loan And Security Agreement, dated as of November 26, 2008, among Taxi Medallion Loan Trust II, the persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, and Citicorp North America, Inc., as Administrative Agent.

99.1	Press release, dated December 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date: December 2, 2008

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 2 to Loan And Security Agreement, dated as of November 26, 2008, among Taxi Medallion Loan Trust II, the persons from time to time party thereto as Conduit Lenders, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, and Citicorp North America, Inc., as Administrative Agent.

99.1	Press release, dated December 2, 2008.